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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 0-19447) of National Beverage Corp. of our report dated July 24, 1998 appearing on page 32 of the Annual Report on Form 10-K.

PricewaterhouseCoopers LLP

Miami, Florida
July 24, 1998